Investor Presentation Golden Telecom, Inc., NASDAQ: "GLDN" is a leading facilities- based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the Commonwealth of Independent States ("CIS"). www.goldentelecom.com | info@goldentelecom.com Golden Telecom, Inc. Jean-Pierre Vandromme, CEO Boris Svetlichny, Senior Vice President, CFO & Treasurer The Next Level

Agenda Investment Highlights Market and Business/Strategy Overview Russia Ukraine Kazakhstan Uzbekistan Financial Overview

Investment Highlights Financial Highlights 2005 Revenue - US$ 667.4 Million (14% increase YoY) Operating Income - US$ 116.0 Million (21% increase YoY) Net Income - US$ 76.1 Million (17% increase YoY) Basic EPS - US$ 2.09 (17% increase YoY) Profitable, cash generative business model with modest capital expenditure needs Operating cash flow positive since 1998 Net income positive since 1st Quarter 2002 2005 Capital expenditures of US$ 130.8 Million (19.6% revenue) Unique value proposition Growth rate of an independent operator Geographic reach and profitability of an incumbent Federal Transit Network and Russian long distance license open new avenues for growth and customers Solid and growing market share with attractive corporate customer base in an expanding economy Independent corporate operator of choice with blue chip customers - Golden Telecom serves 250 of the Top 500 Russian companies (by revenue size) Widest geographic reach in Russia amongst independent operators Continued expansion of Russian economy will stimulate further demand Poised for significant growth both organically and through consolidation Golden Telecom's continued focus on the fragmented regional market will further solidify market share Golden Telecom to launch broadband access via Wi-Fi in Moscow US Corporate Governance combined with Russian Emerging Market Business Environment Traded publicly on NASDAQ National Market (Ticker Symbol: GLDN) since 1999 Total Shares Outstanding: 36,615,534 (as of May 5, 2006) Market Capitalization as of May 5, 2006: Approximately $1.172 Billion (closing share price May 5, 2006: $32.00) Q1 2006 Revenue - US$ 178.1 Million (14% increase Q1 '06 vs. Q1 '05) Operating Income - US$ 28.2 Million (3% decline Q1 '06 vs. Q1 '05) Net Income - US$ 18.8 Million (6% decline Q1 '06 vs. Q1 '05) Basic EPS - US$ 0.52 (5% decline Q1 '06 vs. Q1 '05)

Strategic Shareholders / Board of Directors Strategic shareholder since May 2001 Altimo holds approximately 29% of GTI shares Holds 3 Board seats (out of 10) One of the largest financial and industrial groups in Russia Partner with Telenor in VimpelCom since 2001 and in Kievstar since mid-2002 Strategic shareholder since December 2003 (Comincom deal) Telenor holds approximately 20% of GTI shares Holds 2 Board seats (out of 10) One of the largest foreign strategic investors in the Russian telecom sector Partner with Altimo in VimpelCom since 2001 and in Kievstar since mid-2002 Altimo Petr Aven Currently - President, Alfa Bank Oleg Malis Currently - Senior Vice President, Altimo Alexey Khudyakov Currently - Vice President, Altimo Telenor Kjell Johnsen Currently - Senior Vice President, Telenor Cental & Eastern Europe Ronny Naevdal Currently - Director of Strategy and Business Development, Telenor Nordic Golden Telecom Jean-Pierre Vandromme Currently - CEO, Golden Telecom, Inc. since September 1, 2005 Independent Board Members David Herman Senior executive positions throughout the world including the CIS Retired in 2002 from the position of Vice President of General Motors Corporation for Russia and the CIS after 29 years with GM Patrick Gallagher Currently - Non-Executive Vice Chairman, FLAG Telecom Group 17 year career in British Telecommunications plc ("BT") including the position of President of BT Europe (1996- 2000) David Smyth 1992 to 2003 - Senior management roles, Orange plc including 7 years as Group Director of Strategic Planning and Investor Relations, and 4 years as Group Financial Controller, Strategy & Planning Vladimir Bulgak 1990 to 1992 - Minister of Communications of the Russian Federation Republic of the USSR 1992 to 1997 - Minister of Communications of the Russian Federation 1997 to 1999 - Vice Premier of the Russian Federation 1998 - Minister of Science and High Technology of the Russian Federation

Agenda Investment Highlights Market and Business/ Strategy Overview Russia Ukraine Kazakhstan Uzbekistan Financial Overview

CIS Countries Map

GTI Geography of Operations GTI Geography of Operations Total Population is 231.7 Million Total GDP is US$ 917 Billion Source: iKS Consulting (2005 statistics)

Broadband + VoIP + TV + Mobile over Broadband (Quadric Play) Broadband Broadband + VoIP Broadband + VoIP + TV (Triple Play) Fibre Optic Cable Line Construction Broadband Development Facilitates Facilitates Broadband technology will enable us to offer high quality services throughout the CIS. Broadband allows GTI to expand to SME, SOHO, and residential markets Broadband - GTI Strategy Long Distance License Utilization

Fiber Optic Cable Lines – GTI Strategy



FINLAND
NORWAY
SWEDEN
Stockholm
ESTONIA
LATVIA
LITHUANIA
RUSSIA
Moscow
BELARUS
POLAND
GERMANY
CZECH REPUBLIC
SLOVAKIA
AUSTRIA
HUNGARY
UKRAINE
MOLDOVA
ROMANIA
KAZAKHSTAN
GEORGIA
AZERBAIJAN
ARMENIA

- 2005 Acquisition of ownership interest in Antel Rascom FOCL Moscow-S-Petersburg-The Finnish Border-Stockholm
- 2005 Moscow-Nizhny Novgorod FOCL Construction Joint Project with Vimpelcom
- 2006 Plan: Nizhny Novgorod-Kazan-Ufa FOCL Construction Joint Project with Vimpelcom
- 2007 Plan: Kazan-Perm-Ekaterinburg FOCL Construction Joint Project with Vimpelcom
- 2007 Plan: Ufa-Samara-Saratov FOCL Construction Joint Project with Vimpelcom
- 2007 Plan: Moscow-Rostov-on-Don-Krasnodar FOCL Construction Joint Project with Vimpelcom
- 2006 Plan: Kiev-Kharkov FOCL Construction
- 2006 Plan: Lvov-Uzhgorod-Chop-Cross Hungary Border FOCL Construction Stage 1
- 2006 Plan: Kiev-Lvov FOCL Construction Stage 2
- 2006 Plan: Kiev-Kharkov FOCL Construction Stage 3
- 2005: Rent of international channels from Lvov-Frankfurt, PoP in Frankfurt installed in 2004
- 2005: Capital Lease of 1 wave SWDN channel from Ukomline Kiev-Vinnetsa-Ternopol-Lvov

Golden Telecom, Inc. Investor Presentation

Page 9

GTI Potential Market by Segments *in Multi-Tenants Business Centers Large Enterprises Medium Enterprises Small Enterprises* Small Office Home Office High Value Residentials Low Value Residentials Weak Position Strong Position Strong Position in Existing GTI Market Segments Potential GTI Market Moscow Market Share 18% Moscow Market Share 30% Source: GTI estimates

Agenda Investment Highlights Market and Business/ Strategy Overview Russia Ukraine Kazakhstan Uzbekistan Financial Overview

Russian Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting * This data includes Wholesale revenue 2005 Russian Telecom Market Structure 2005 Population is 143.5 Million GDP is US$ 766 Billion Telecom spend is US$25.1 Billion Telecom spend as a % of GDP is 3.3% In 2005 overall telecom spend on all services grew 33.5% GTI's addressable market* share in Russia is 5% 2005 GTI's Addressable Market Structure *GTI's addressable market in Russia includes local, LD and datacom telephony provided by alternative operators and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend

GTI Technical Presence in Russia GTI Technical Points of Presence Total fiber 2380 Km* - 480 km in use 1300 WiFi access nodes deployed in Moscow 870 Digital Subscriber Line (DSL) nodes deployed outside of Moscow 88 technical points of presence *Total Fiber including Rascom's fiber from Moscow to St.-Petersburg and Stockholm

GTI Commercial Presence in Russia GTI Technical Points of Presence GTI Commercial Presence

Russian Long Distance Market in 2005 2005 LD Market 2005 LD Market in Russia Source: iKS Consulting 2.4 Billion US$ -Total LD traffic 2.8 Billion US$ - Total LD traffic + revenue from channel rent

Federal Transit Network - GTI Strategy

Federal Transit Network Strategy Implementation in Russia 7 DLD and 4 ILD communications transit nodes (formally commissioned by Rossvyaznadzor) 88 points of interconnection (formally commissioned by Rossvyaznadzor) ATM and Frame Cell backbone LD Channels and Local Last Miles 51 - Intercity calls code 56 - International calls code In January 2006 GTI completed the construction of FTN GTI is expected to be assigned operator selection codes Golden Telecom Long Distance Addressable Market Before LD deployment Before LD deployment After LD deployment After LD deployment Coverage 25 Regions Coverage 88 Regions Population 77.1 Million Population 143.5 Million Share in GDP 57% Share in GDP 100% LD Market Volume $1.2 Billion LD Market Volume $2.8 Billion Businesses 0.3 Million Businesses 1.3 Million Residential - Residential 32 Million In 2005 Golden Telecom Received a Long Distance License Source: iKS Consulting

Fiber Optic Cable Lines /FOCL/ Strategy Implementation in Russia


FINLAND
St. Petersburg
BELARUS
Moscow
Chekhov
Noginsk
Vladimir
Tula
Nizhny Novgorod
Cheboksary
UKRAINE
Lipetzk
Tsivilsk
Kazan
Perm
Izhevsk
Voronezh
Chistopol
Naberezhnye Chelny
Tolyatti
Almetjevsk
Ekaterinburg
Saratov
Bugulma
Samara
Ufa
Oktaybrski
Rostov-on-Don
Tikhoretsk
Krasnodar
KAZAKHSTAN

October 2005:
Acquisition of ownership interest in Antel Rascom Ltd.
FOCL Moscow - St.- Petersburg – the Finnish Border

November 2005:
Moscow – Nizhny Novgorod FOCL construction completed.
Joint Project with Vimpelcom

March 2005:
Moscow - Nizhny Novgorod FOCL Commercial Launch

Q4- 2006:
N. Novgorod – Kazan – Ufa FOCL construction to be completed. Joint Project with Vimpelcom.

2007:
Kazan-Naberezhnye Chelny – Perm - Ekaterinburg FOCL
Joint Project with Vimpelcom

2007:
Ufa-Samara-Saratov FOCL
Joint Project with Vimpelcom

Moscow – Voronezh – Rostov-on-Don - Krasnodar FOCL
Joint Project with Vimpelcom

Golden Telecom, Inc. Investor Presentation

Page 18

FOCL coverage as % of total in RF GTI FOCL Regions Data Population (million people) Total Regional Product 2004 (US$ billion) Fixed Line Market Value in 2004 (US$ billion) Total Telecom Market in 2004 (US$ billion) Total FOCL Region Covered Total in Russian Federation 44% 143,500 63,458 44.3% 582 258 63% 7.9 4.9 67% 19 12.7 Source: IKS-Consulting

Internet Market Structure in Russia 2005 Russian Internet Market Structure Breakdown 2005 Internet Market Structure in Russia Source: iKS Consulting

0.3 Million Subscribers 1.0 Million Subscribers Broadband Access Leads the Way Total IP Bandwidth in Russia has doubled annually since 2003 The broadband explosion will further accelerate the demand for bandwidth Source: IKS-Consulting, J'son & Partners, GTI estimates 2005 Broadband Market in Russia Broadband Total Users, Million

Broadband Strategy Implementation in Russia: Regional Acquisitions and Purchases



Ukraine
St.Petersburg
Ivano-Frankovsk
TTK Ltd.
Moscow
N.Novgorod
Kazan/Tatarstan/
Tatintelcom
Ekaterinburg
Sochi
Kazakhstan
Astana
Uzbekistan
Tashkent

- **Nizhny Novgorod, Russia:**

  March 2006

  - Moscow-N. Novgorod FOCL is rolled out
  - Broadband services are provided in Afonino residential district
  - Coverage – 300 households

Kazan, Tatarstan:

March 2006

Acquisition of 70% of Tatar Intellectual Communications ("Tatintelcom"). DSL nodes are installed on 8 out of 10 nodes of Kazan PSTN. Coverage - about 280,000 out of 350,000 households of Kazan.

Ekaterinburg, Russia:

April 2006

- Purchase of network and technical resources of ZAO BINAR
- Network:
  - 6 access nodes
  - 10 km fiber optic cable line
  - Utilized capacity 1,600 numbers
  - Overall network capacity - 10,000 numbers
  - DSL access nodes to be installed on the BINAR copper-wire distribution network
  - Coverage – 15,000 households out of a total of 500,000 households

Golden Telecom, Inc. Investor Presentation

Page 22

Moscow Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting; Russian Government Forecasts * This data includes Wholesale revenue 2005 Population is 10.4 Million GRP is US$ 118.6 Billion Telecom spend is US $8 Billion Telecom spend as a % of GRP is 6.8% Overall telecom spend on all services grew 9.7% GTI's addressable market* share in Moscow is 12% 2005 GTI's Addressable Market Structure *GTI's addressable market in Russia includes local, LD and datacom telephony provided by alternative operators and incumbents to businesses and residential customers. Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend

Broadband Strategy Implementation: Moscow Wi-Fi Project Wi-Fi Network is projected to provide: Universal broadband coverage in Moscow 702 Sq km Up to 3.9 mln households Almost all businesses in Moscow Framework agreement with Nortel for 5,000 Wi-Fi access nodes May 4, 2006 750 Wi-Fi access nodes installed Coverage - 70,000 households End of May, 2006 1300 Wi-Fi access nodes to be installed Central part of Moscow Coverage - 125,000 households Moscow

2005 Moscow Market Structure 2005 Moscow Datacom Market Structure 2005 GTI's Addressable Market Structure in Moscow Source: iKS Consulting

St.-Petersburg Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting; Russian Committee of Statistics * This data includes Wholesale revenue 2005 Population is 4.6 Million GRP is US$ 22.5 Billion Telecom spend is US $1.9 Billion Telecom spend as a % of GRP is 8.5% Overall telecom spend on all services grew 29.7% GTI's addressable market* share in St.-Petersburg is 6% 2005 GTI's Addressable Market Structure *GTI's addressable market in Russia includes local, LD and datacom telephony provided by alternative operators and incumbents to businesses and residential customers. Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend

Nizhny Novgorod Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting, GT Estimates * This data includes Wholesale revenue 2005 Population is 3.4 Million GRP is US$ 11.2 Billion Telecom spend is US $393 Million Telecom spend as a % of GRP is 3.5% Overall telecom spend on all services grew 32.6% GTI's addressable market* share in Nizhny Novgorod is 8% 2005 GTI's Addressable Market Structure *GTI's addressable market in Russia includes local, LD and datacom telephony provided by alternative operators and incumbents to businesses and residential customers. Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend

Major Licenses Held by Golden Telecom in Russia License for provision of local, intrazonal, domestic long distance and international telephone communication services License for leasing of communication channels License for provision of data transmission License for provision of telematic services License for provision of long distance, international telephone communication services in the territory of the RF Zonal license for all the regions of the Russian Federation License for construction of buildings and structures of the 1st and 2nd responsibility levels in accordance with the state standard License for designing of building and structures of the 1st and 2nd responsibility levels in accordance with the state standard Telephony services in Russia are provided in compliance with the following significant licenses: License for provision of services in the field of data enciphering License for dissemination of enciphering facilities License for technical maintenance of enciphering facilities License for operation of electrical networks

2006 Telecom Regulatory Environment in Russia Prices on interconnection and traffic routing services provided by the incumbents are subject to regulation by the government The tariffs are to be established by Rossvyaznadzor The tariffs will be paid by LD operator to the incumbent Svyazinvest local and zonal operators for each minute of long distance traffic All long distance operators will be cross-subsidizing the local and zonal network of the Svyazinvest companies CPP Tariffication Rules are expected to take an effect in July, 2006 Rules on Prices Establishment for Interconnect and Traffic Routing Long Distance License Regulation All incoming calls - free of charge Only the fixed-line or mobile operators originating the call may charge the customer for the call The CPP Rules will impact only fixed-to-mobile calls (mobile operators have always charged for incoming calls) The CPP Rules will not affect fixed-to-fixed calls After liberalization of DLD/ILD regulation, a number of operators have received a license for DLD/ILD service provision; however, to date, only Golden Telecom, Rostelecom, and MTT have satisfied requirements to provide services under the License. Analysts predict that three major LD players - Rostelecom, MTT and GTI will lead on the LD market in Russia Wholesale business with Russian local telephony operators will become an "agent business"

Interconnection Tariffs Interconnection Tariffs Interconnection Tariffs The rates are from MRK proposals / agreements and not approved by RF Gov. yet MRK proposed tariffs for FTN-Zone interconnection MRK and Mobile carriers Zone Initiation or termination proposed tariffs

MRK proposed tariffs (Local + Zone transit + Other costs ) Fed. Region \ Tariff per minute, Rubles Fed. Region \ Tariff per minute, Rubles Local initiation or termination Local initiation or termination Local initiation or termination Local initiation or termination Local initiation or termination Zone transit Zone transit Zone transit Zone transit Zone transit Zone transit Interconne-ction cost (based on monthly cost) Compen- sation sur-charge Fed. Region \ Tariff per minute, Rubles Fed. Region \ Tariff per minute, Rubles On Node On neigh-bor Node With one transit Node With 2+ transit Nodes Ave-rage Within the city < 100km < 600km < 1200km > 1200km Average Interconne-ction cost (based on monthly cost) Compen- sation sur-charge Moscow Moscow 0.21 0.21 0.21 0.21 0.21 0.09 - - - - 0.09 0.126 0.62 Central region Central region 0.12 0.24 0.34 0.43 0.28 0.38 0.38 0.38 - - 0.38 0.025 0.62 S.Petersburg S.Petersburg 0.30 0.35 0.45 0.50 0.40 0.06 - - - - 0.06 0.020 0.38 North-West North regions 0.60 0.65 0.85 0.95 0.76 0.50 0.60 0.75 0.80 - 0.56 0.020 0.38 North-West Central regions 0.40 0.45 0.60 0.65 0.52 0.40 0.45 0.60 0.65 - 0.44 0.020 0.38 Volga region Kirov region 0.23 0.30 0.32 0.39 0.31 0.58 0.58 0.58 0.58 0.58 0.58 0.031 0.54 Volga region Orenburg and Udmurtia 0.25 0.32 0.34 0.50 0.35 0.59 0.59 0.59 0.59 0.59 0.59 0.031 0.54 Volga region Rest Volga regions 0.16 0.22 0.24 0.26 0.22 0.48 0.48 0.48 0.48 0.48 0.48 0.031 0.54 Volga region Bashinformsviaz 0.24 0.50 0.60 0.70 0.51 0.57 1.32 2.43 - - 0.90 0.063 0.44 South South 0.23 0.30 0.32 0.39 0.31 0. 25 0.56 0.56 0.56 0.56 0.48 0.375 0.64 Ural Ural 0.20 0.26 0.30 0.33 0.27 0.61 0.61 0.61 0.61 0.61 0.61 0.090 0.75 Siberia West regions 0.20 0.40 0.45 0.50 0.39 0.30 1.38 2.58 3.30 - 0.89 0.035 0.65 Siberia East regions 0.20 0.40 0.45 0.50 0.39 0.40 1.45 2.72 3.35 4.35 1.11 0.035 0.65 Far-East Far-East 0.19 0.23 0.26 0.27 0.24 1.33 1.33 1.33 1.33 1.33 1.33 0.000 ** 0.78 Notes: * - Local initiation / termination as well as Zone Transit rates are from MRK proposals and not approved by RF Gov. yet ** - Mutual interconnection

New Long Distance Set-up


Call
DLD
Customer 1
Local + Intra-zone FL* operator 1***
LD** operator
Local + Intra-zone FL* operator 2***
Customer 2
*** Starting from 2006 this chain may include several operators
Billing
Till 2003
Bill
Customer
Local + Intra-zone FL* operator 1***
LD** operator
Local + Intra-zone FL* operator 2***
$ 100 %
$ 20 %
$ 0 %
2003 - 05
Bill
Customer
Local + Intra-zone FL* operator 1***
LD** operator
Local + Intra-zone FL* operator 2***
$ 100 %
$ 45 %
$ 20 %
From 2006
$ 100 %
Customer
Local + Intra-zone FL* operator 1***
LD** operator
Local + Intra-zone FL* operator 2***
$ 55 %
$ 20 %
Bill
*FL – Fixed Line
** LD – Long Distance

Source: Renaissance Capital chart and estimates used for illustrative purposes only

Golden Telecom, Inc. Investor Presentation
Page 32

Agenda Investment Highlights Market and Business/ Strategy Overview Russia Ukraine Kazakhstan Uzbekistan Financial Overview

GTI Technical Presence in Ukraine GTI Technical Points of Presence 34 technical points of presence total fiber 680 Km including 375 Km in Kiev 9274 ADSL ports installed, 523 access nodes

GTI Commercial Presence in Ukraine GTI Technical Points of Presence GTI Commercial Presence

Ukrainian Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting * This data includes Wholesale revenue 2005 Ukrainian Telecom Market Structure 2005 Population is 46.9 Million GDP is US$ 83 Billion Telecom spend is US$5.4 Billion Telecom spend as a % of GDP is 6.7% In 2005 overall telecom spend on all services grew 29.5% GTI's addressable market* share in Russia is 2% 2005 GTI's Addressable Market Structure Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend *GTI's addressable market in Ukraine includes local, LD, datacom and mobile telephony provided by alternative operators and incumbents to businesses and residential customers. customers. customers. customers. customers.

GTU Domestic/International Transmission Plan for 2006 in Compliance With FOCL Strategy Point of Presence (PoP) in Frankfurt installed in December 2004 Direct interconnection to global Internet providers. Operational rent of E1's international channels in Kiev from Ukrtelecom/Memorex vendors. Since August 2005 - a 5 year capital lease of 1 wave SWDM channel Kiev-Vinnitsa-Khmelnitski-Ternopol-Lvov, 2.5Gbt from Ucomline (Independent transmissions to Western border (Poland) provided) Since September 2005 - rent of International cannels (STM-4) from Ucomline (From Lvov to GTU PoP in Frankfurt) STM-1 carrier was rented between Kiev and Odessa, capacity provided to GTU by UMC in October 2005 The 1st stage of construction for GTU's national fiber optic channel Lvov Uzhgorod-Chop (Ukrainian/Hungary border) and international cross border to Hungary (Matav) was completed in February 2006 The 2nd stage of construction for the national fiber optic channels of Kyiv-Lviv will be completed in June-06 The 3rd stage is construction for the national fiber optic channels of Kyiv Kharkiv that will be completed in August-06 From December 2005 there were rented 2 trunks STM-1 level to Kharkov and Dnepropetrovsk (2 main regional GTU branches in Eastern Ukraine) from Ukrtelecom which would be substituted after completing the 3rd stage of construction

Ivano-Frankovsk, Ukraine: April 2006 Acquisition of 100% of TTK LLC. Utilized capacity 11,300 numbers Overall network capacity - 15,000 numbers DSL access nodes will be installed on the TTK's network Coverage - 100,000 households. Broadband Strategy Implementation in Ukraine: Regional Acquisitions and Purchases

Kiev Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting * This data includes Wholesale revenue 2005 Population is 2.6 Million GRP is US$ 11.5 Billion** Telecom spend is US $2,186 Million Telecom spend as a % of GRP is 19% Overall telecom spend on all services grew 15.8% GTI's addressable market* share in Kiev is 3% 2005 Broadband & Dial-up Market Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend *GTI's addressable market in Ukraine includes local, LD, datacom and mobile telephony provided by alternative operators and incumbents to businesses and residential customers. ** This data is for 2004

Odessa*** Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting * This data includes Wholesale revenue 2005 Population is 2.4 Million GRP is US$ 3.2 Billion** Telecom spend is US $239 Million Telecom spend as a % of GRP is 7% Overall telecom spend on all services grew 21.9% GTI's addressable market* share in Odessa** is 2% 2005 Broadband & Dial-up Market Fixed Line and Mobile Telecom Spend *GTI's addressable market in Ukraine includes local, LD, datacom and mobile telephony provided by alternative operators and incumbents to businesses and residential customers. ** This data is for 2004 *** All market data is calculated for Odessa region region region region region region region region region region region region region region region region region

Telephony services in Ukraine are provided in compliance with the following significant licenses: Major Licenses Held by GTI in Ukraine DECT services provision license for Kiev city, the Kiev region and the Big 6. License for use of radio frequencies for DECT in the territories mentioned above. DCS-1800 public cellular telephone call services provision licenses for Kiev city, the Kiev Region and the other territories of Ukraine. Licenses or radio frequencies for DCS-1800 mobile cellular radio telecommunication networks for Kiev city, the Kiev region, Odessa city and the Odessa region. Nationwide International License with the right to lease transmission channels. Licenses for provision of local telephone call services in public telecommunication networks. International and domestic long-distance Licenses for the territory of Kiev city , Big 6 and its regions. License for use of radio frequencies for INTELSAT fixed satellite radio telecommunications network in Kiev city License for use of the radio frequencies for fixed radio services microwave telecommunications License for use of radio frequencies for radio communications in the data network with the use of noise-like signals

GSM Frequency Award in Ukraine

- On April 10,2006 NCCR assigned to GTU GSM-1800 frequencies in 22 regions
  - Old coverage - 5.1 million people
  - **New** coverage - 38.1 million people



Lutsk Region 1'040 cn
Rivne Region 1'156 cn
Zhytomyr Region 1'328 cn
Kyiv 2'694 cn
Kyiv Region 1'762 cn
Chernihiv Region 1'167 cn
Sumy Region 1'225 cn
Lviv Region 2'575 cn
Ternopil Region 1'111 cn
Khmelnytskyi Region 1'372 cn
Ivano-Frankivsk Region 1'388 cn
Uzhgorod Region 1'245 cn
Chernovtsy Region 908 cn
Vinnitsya Region 1'700 cn
Cherkassy Region 1'340 cn
Poltava Region 1'553 cn
Kharkiv Region 2'826 cn
Lugansk Region 2'406 cn
Kyrovohrad Region 1'066 cn
Dnipropetrovsk Region 3'444 cn
Donetsk Region 4'617 cn
Mykolayiv Region 1'219 cn
Zaporizhzhja Region 1'859 cn
Odessa 1'007 cn
Odessa Region 1'393 cn
Kherson Region 1'125 cn
Crimea AR 1'982 cn
Simferopol
Sevastopol 379 cn
Regions of current presence
Additional regions, frequencies assigned on 10.04.06
Regions, where frequencies are not available

Source. State Committee of Statistics as of 1 February 2006 (UBL, March 2006)

Golden Telecom, Inc. Investor Presentation

Page 42

2005 Telecom Regulatory Environment in Ukraine New CPP settlements order has been postponed Frequency bandwidth is being released and redistributed: GSM 900/1800 - completely allocated between all mobile carriers UMTS, WiMax, CDMA 80 - bandwidth conversion in process Implementation of the new boundary tariffs has been postponed Mobile operators have decreased their end-user international tariffs in expectation of the Boundary Tariffs changes Settlements for local traffic are to reflect the network size (excluding incumbent - Ukrtelecom) Aggressive broadband development plans (200K new ADSL ports in 2006) Launch of 3G mobile services in 2006 by Ukrtelecom Rules on interconnect of public telecom networks in effect from February 2006 Ukrtelecom Privatization is not expected earlier than Q1 2007 Boundary tariffs change in June 2006 (15% reduction on average tariff) Forecasted CPP tariffs: UAH 0.80/0.60 from June 2006 and UAH 0.80/50 from October 2006 vs. UAH 1.00/0.60 current tariffs Current status of implementing regulatory plans The effect of changes in 2006 What to expect in 2006?

Agenda Investment Highlights Market and Business/ Strategy Overview Russia Ukraine Kazakhstan Uzbekistan Financial Overview

GTI Technical Presence in Kazakhstan GTI Technical Points of Presence 16,500 numbers installed in Astana, Atirau, Alma-Ata 59 Technical Points of Presence

GTI Commercial Presence in Kazakhstan GTI Technical Points of Presence GTI Commercial Presence

Kazakhstan Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting * This data includes Wholesale revenue 2005 Kazakhstan Telecom Market Structure 2005 Population is 15 Million GDP is US$ 57 Billion Telecom spend is US$2.9 Billion Telecom spend as a % of GDP is 6.7% In 2005 overall telecom spend on all services grew 33.6% GTI's addressable market* share in Russia is 1% 2005 GTI's Addressable Market Structure Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend *GT's addressable market in Kazakhstan includes local, LD and datacom telephony provided by alternative operators and incumbents to businesses and residential customers. customers. customers. customers. customers. customers.

Broadband Strategy Implementation in Kazakhstan : Regional Build-out Astana, Kazakhstan: January 2006 Triple Play service launched in Balashak residential district Coverage - 200 households April 2006 Triple Play service launched in Zhagajllau residential district Coverage - 600 households

Agenda Investment Highlights Market and Business/ Strategy Overview Russia Ukraine Kazakhstan Uzbekistan Financial Overview

GTI Technical Presence in Uzbekistan GTI Technical Points of Presence 16 Technical Points of Presence 880 ADSL ports installed , 23 access nodes Total fiber-143 km 880 ADSL ports installed

GTI Commercial Presence in Uzbekistan GTI Technical Points of Presence GTI Commercial Presence

Uzbekistan Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting * This data includes Wholesale revenue 2005 Kazakhstan Telecom Market Structure 2005 Population is 26.3 Million GDP is US$ 11 Billion Telecom spend is US$2.9 Billion Telecom spend as a % of GDP is 6.7% In 2005 overall telecom spend on all services grew 28.6% GTI's addressable market* share in Russia is 3% 2005 GTI's Addressable Market Structure Fixed Line and Mobile Telecom Spend *GT's addressable market in Uzbekistan includes local, LD and datacom telephony provided by alternative operators and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers. and incumbents to businesses and residential customers.

Broadband Strategy Implementation in Uzbekistan: Regional Build-out Tashkent, Uzbekistan: 1Q 2006 Broadband services launched for private users ADSL equipment installed on 25 out of 50 PSTN nodes Coverage - about 1.1 million people July 2006 13 more ADSL nodes to be deployed Coverage - about 1.75 million people

Investment Highlights Market and Business/Strategy Overview Financial Overview Agenda

Continuous Financial Performance and Expansion


100% of Sibchallenge Telecom
100% of Cominco m/Combelga
50%+1share of Samara Telecom
62% of WestBalt Telecom, Kaliningrad
54% of SP Buzton, Uzbekistan
54% of Rascom (non consolidated)
83% of Sakhalin Telecom
100% of Sochitelecom
70% of Tatintelcom, Kazan, Tatarstan
1Q03 $0.47 $78.4 $17.2 $12.8
2Q03 $0.43 $80.7 $17.5 $11.8
3Q03 $0.44 $90.1 $18.3 $12.5
4Q03 $0.59 $111.3 $18.2 $16.8
1Q04 $0.41 $133.2 $21.1 $14.7
2Q04 $0.47 $138.8 $25.2 $16.9
Q3 04 $0.44 $152.7 $25.7 $16.1
Q4 04 $0.47 $152.9 $23.4 $17.1
Q1 05 $0.55 $156.5 $29.2 $20.0
Q2 05 $0.54 $165.5 $30.3 $19.8
Q3 05 $0.51 $169.9 $30.0 $18.4
Q4 05 $0.49 $175.5 $26.5 $17.9
Q1 06 $0.52 $178.1 $28.2 $18.8
Net Income, mln US$
Operating Income, mln US$
Revenue, mln. US$
EPS, Basic, US$

Source: Golden Telecom, Inc.

Golden Telecom, Inc. Investor Presentation Page 55

Financial Performance by Lines of Business BCS (in US$ mln.) CARRIER & OPERATOR (in US$ mln.) Source: Golden Telecom, Inc. Source: Golden Telecom, Inc. Source: Golden Telecom, Inc.

Financial Performance by Lines of Business CONSUMER INTERNET (in US$ mln.) MOBILE (in US$ mln.) Source: Golden Telecom, Inc. Source: Golden Telecom, Inc. Source: Golden Telecom, Inc.

Margins Through First Quarter 2006 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 22.5% 23.7% 23.2% 19.9% 26.3% 27.1% 27.9% 24.4% 13.3% 17.2% 13.1% 13.4% 14.7% 13.0% 13.8% 8.4% 9.0% 5.3% 4.6% 0.8% 14.4% -5.6% -11.9% -10.9% 22.2% 30.0% 31.0% 35.0% 30.6% 25.6% 25.0% 20.0% 15.8% 18.2% 16.9% 14.7% 18.7% 18.3% 17.7% 15.1% Three months ended GOLDEN TELECOM, INC. Business and Corporate Carrier and Operator Consumer Internet Mobile Overall Operating Margin (as a % of Revenues) Source: SEC Filings Q1 2006 15.8% 25.4% 10.5% -3.3% 19.2%

GOLDEN TELECOM, INC. Trended Quarterly Consolidated Income Statement Source: SEC Filings

GOLDEN TELECOM, INC. As of the end of each period: Trended Quarterly Consolidated Balance Sheet Source: SEC Filings

GOLDEN TELECOM, INC. As of the end of each period: Trended Quarterly Consolidated Balance Sheet Source: SEC Filings

Transparency Index Improves Golden Telecom's T&D score increased by 18% in comparison with 2004. According to the results of the Standard & Poor's Russian Transparency and Disclosure Survey in 2005, Golden Telecom is number 5 among 54 Russian largest companies. Golden Telecom's financial and operational information scored a 81% in T&D. Golden Telecom Board and Management structure and process scored 76% in T&D. Source: Standard & Poor's Estimates Golden Telecom is the Top Telecom Company in terms of the Standard & Poor's Transparency and Disclosure (T&D) Scale Improvement in 2005. 2002-2005 Transparency Index Growth

Special Note Regarding Forward Looking Statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements and are made pursuant to the provisions of the Securities Litigation Reform Act of 1995. Such statements include expectations regarding the Russian, Ukrainian, Uzbek and Kazakh macroeconomic conditions, our management team, future demand for our services, development of our fiber optic project, the growth of the telecommunications markets, our strategy, including our broadband strategy, the effect of regulatory changes, and financial guidance. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in the macroeconomic and political environment, our ability to develop our fiber optic and broadband strategies, changes in local regulatory regimes, or shifts in our strategy or that of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q, current reports on Form 8-K filed during 2006, and the Company's annual report on Form 10-K for the year ended December 31, 2005. Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For additional information please contact: CFO, Senior Vice President and Treasurer: Boris Svetlichny e-mail: ir@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9332 www.goldentelecom.com